Registration No. 333-27851
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 Amendment No. 2
                                       to
                                    Form S-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                              ---------------------
                           Continental Airlines, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                      4512                    74-2099724
(State or other jurisdiction (Primary standard industrial    (I.R.S. employer
    of incorporation or      classification code number) identification number)
       organization)
                         2929 Allen Parkway, Suite 2010
                              Houston, Texas 77019
                                 (713) 834-2950
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                 --------------
                             JEFFERY A. SMISEK, Esq.
             Executive Vice President, General Counsel and Secretary
                           Continental Airlines, Inc.
                         2929 Allen Parkway, Suite 2010
                              Houston, Texas 77019
                                 (713) 834-2950
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                          Copies of correspondence to:
                               JOHN K. HOYNS, Esq.
                            Hughes Hubbard & Reed LLP
                             One Battery Park Plaza
                          New York, New York 10004-1482
                                 --------------
        Approximate date of commencement of proposed sale to the public:
   As soon as practicable after this Registration Statement becomes effective.
                                 --------------
        If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:

                         CALCULATION OF REGISTRATION FEE

==============================================================================================
                                                      Proposed        Proposed
                                                      Maximum          Maximum
                                                      Offering        Aggregate     Amount of
Title of Each Class of Securities   Amount to be      Price Per       Offering    Registration
         to be Registered           Registered (1)  Certificate (2)   Price (2)       Fee
----------------------------------- --------------- --------------- ------------ --------------
Pass Through Certificates,
Series 1997-1A....................  $437,876,000        100%        $437,876,000
Pass Through Certificates,
Series 1997-1B....................  $148,333,000        100%        $148,333,000  $214,334 (3)
Pass Through Certificates,
Series 1997-1C-I..................  $111,093,000        100%        $111,093,000
Pass Through Certificates,
Series 1997-1C-II.................  $10,000,000         100%         $10,000,000
----------------------------------- --------------- --------------- ------------ --------------

(1)  Equals the aggregate principal amount of the securities being registered.
(2) Pursuant to Rule 457(f)(2), the registration fee has been calculated using the book value of the securities being registered.
(3)  Paid on May 27, 1997.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21.   Exhibits.

             (The below-listed exhibits have been previously filed.)

        Exhibit
        Number                      Description of Exhibit
        ------                      ----------------------

          4.1       -- Form of New  7.461%  Continental  Airlines  Pass  Through
                    Certificate Series 1997-1A-0 (included in Exhibit 4.5)

          4.2       -- Form of New  7.461%  Continental  Airlines  Pass  Through
                    Certificate Series 1997-1B-0 (included in Exhibit 4.6)

          4.3       -- Form of New  7.420%  Continental  Airlines  Pass  Through
                    Certificate Series 1997-1C-I-0 (included in Exhibit 4.7)

          4.4       -- Form of New  7.420%  Continental  Airlines  Pass  Through
                    Certificate Series 1997-1C-II-0 (included in Exhibit 4.8)

          4.5       -- Pass Through Trust Agreement, dated as of March 21, 1997, between  Continental  Airlines,  Inc., and Wilmington  Trust
                    Company,  as Trustee,  made with respect to the formation of
                    Continental  Airlines Pass Through Trust,  Series  1997-1A-0
                    and the issuance of 7.461% Continental Airlines Pass Through
                    Trust,   Series   1997-1A-0   Pass   Through    Certificates
                    representing fractional undivided interests in the Trust

          4.6       -- Pass Through Trust Agreement, dated as of March 21, 1997, between  Continental  Airlines,  Inc., and Wilmington  Trust
                    Company,  as Trustee,  made with respect to the formation of
                    Continental  Airlines Pass Through Trust,  Series  1997-1B-0
                    and the issuance of 7.461% Continental Airlines Pass Through
                    Trust,   Series   1997-1B-0   Pass   Through    Certificates
                    representing fractional undivided interests in the Trust

          4.7       -- Pass Through Trust Agreement, dated as of March 21, 1997, between  Continental  Airlines,  Inc., and Wilmington  Trust
                    Company,  as Trustee,  made with respect to the formation of
                    Continental  Airlines Pass Through Trust, Series 1997-1C-I-0
                    and the issuance of 7.420% Continental Airlines Pass Through
                    Trust,   Series   1997-1C-I-0   Pass  Through   Certificates
                    representing fractional undivided interests in the Trust

          4.8       -- Pass Through Trust Agreement, dated as of March 21, 1997, between  Continental  Airlines,  Inc., and Wilmington  Trust
                    Company,  as Trustee,  made with respect to the formation of
                    Continental Airlines Pass Through Trust, Series 1997-1C-II-0
                    and the issuance of 7.420% Continental Airlines Pass Through
                    Trust,   Series   1997-1C-II-0  Pass  Through   Certificates
                    representing fractional undivided interests in the Trust

          4.9       -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1A-0,  as  Borrower  and ABN AMRO  Bank  N.V.,  Chicago
                    Branch as Liquidity Provider

          4.10      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1A-0,  as  Borrower  and ING  Bank  N.V.  as  Liquidity
                    Provider


        Exhibit
        Number                      Description of Exhibit
        ------                      ----------------------

          4.11      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1B-0,  as  Borrower  and ABN AMRO  Bank  N.V.,  Chicago
                    Branch as Liquidity Provider

          4.12      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1B-0,  as  Borrower  and ING  Bank  N.V.  as  Liquidity
                    Provider

          4.13      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1C-I-0,  as  Borrower  and ABN AMRO Bank N.V.,  Chicago
                    Branch as Liquidity Provider

          4.14      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1C-I-0,  as  Borrower  and ING Bank N.V.  as  Liquidity
                    Provider

          4.15      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1C-II-0,  as Borrower  and ABN AMRO Bank N.V.,  Chicago
                    Branch as Liquidity Provider

          4.16      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1C-II-0,  as Borrower  and ING Bank N.V.  as  Liquidity
                    Provider

          4.17      -- Intercreditor Agreement dated as of March 21, 1997, among
                    Wilmington  Trust Company,  as Trustee under the Continental
                    Airlines Pass Through Trust 1997-1A-0,  Continental Airlines
                    Pass Through  Trust  1997-1B-0,  Continental  Airlines  Pass
                    Through  Trust  1997-1-C-I-0  and  Continental  Pass Through
                    Trust 1997-1C-II-0, ING Bank N.V. and ABN AMRO Bank N.V., as
                    Class A  Liquidity  Provider,  Class B  Liquidity  Provider,
                    Class C Liquidity Provider, and Wilmington Trust Company, as
                    Subordination Agent and Trustee

          4.18      -- Exchange and Registration  Rights Agreement,  dated as of
                    March 21, 1997, among Continental Airlines, Inc., Wilmington
                    Trust Company,  as Trustee under  Continental  Airlines Pass
                    Through Trust, Series 1997-1A-O,  Continental  Airlines Pass
                    Through Trust, Series 1997-1B-O,  Continental  Airlines Pass
                    Through Trust, Series 1997-1C-I-O, Continental Airlines Pass
                    Through Trust, Series 1997-1C-II-O,  and Credit Suisse First
                    Boston Corporation, Morgan Stanley & Co. Incorporated, Chase
                    Securities Inc. and Goldman, Sachs & Co.

          4.19      -- Deposit  Agreement  (Class A) dated as of March 21,  1997 between First Security Bank, National  Association as Escrow
                    Agent  under the  Escrow  and Paying  Agent  Agreement,  and
                    Credit Suisse First Boston, New York Branch, as Depositary

          4.20      -- Deposit  Agreement  (Class B) dated as of March 21,  1997 between First Security Bank, National  Association as Escrow
                    Agent  under the  Escrow  and Paying  Agent  Agreement,  and
                    Credit Suisse First Boston, New York Branch, as Depositary

          4.21 -- Deposit Agreement (Class C-I) dated as of March 21, 1997 between First Security Bank, National Association as Escrow
                    Agent  under the  Escrow  and Paying  Agent  Agreement,  and
                    Credit Suisse First Boston, New York Branch, as Depositary



        Exhibit
        Number                      Description of Exhibit
        ------                      ----------------------

          4.22 -- Deposit Agreement (Class C-II) dated as of March 21, 1997 between First Security Bank, National Association as Escrow
                    Agent  under the  Escrow  and Paying  Agent  Agreement,  and
                    Credit Suisse First Boston, New York Branch, as Depositary

          4.23      -- Escrow and Paying Agent  Agreement  (Class A) dated as of
                    March  21,  1997  among  First   Security   Bank,   National
                    Association  as Escrow  Agent;  Credit  Suisse  First Boston
                    Corporation,  Morgan  Stanley  &  Co.  Incorporated,   Chase
                    Securities  Inc.  and  Goldman,  Sachs  &  Co.,  as  Initial
                    Purchasers   under  the  Certificate   Purchase   Agreement;
                    Wilmington  Trust Company,  not in its individual  capacity, but  solely  as Pass  Through  Trustee  for and on behalf of
                    Continental  Airlines Pass Through  Trust  1997-1A-0 as Pass
                    Through  Trustee;  and  Wilmington  Trust  Company as Paying
                    Agent

          4.24      -- Escrow and Paying Agent  Agreement  (Class B) dated as of
                    March  21,  1997  among  First   Security   Bank,   National
                    Association  as Escrow  Agent;  Credit  Suisse  First Boston
                    Corporation,  Morgan  Stanley  &  Co.  Incorporated,   Chase
                    Securities  Inc.  and  Goldman,  Sachs  &  Co.,  as  Initial
                    Purchasers   under  the  Certificate   Purchase   Agreement;
                    Wilmington  Trust Company,  not in its individual  capacity, but  solely  as Pass  Through  Trustee  for and on behalf of
                    Continental  Airlines Pass Through  Trust  1997-1B-0 as Pass
                    Through  Trustee;  and  Wilmington  Trust  Company as Paying
                    Agent

          4.25      -- Escrow and Paying Agent Agreement (Class C-I) dated as of
                    March  21,  1997  among  First   Security   Bank,   National
                    Association  as Escrow  Agent;  Credit  Suisse  First Boston
                    Corporation,  Morgan  Stanley  &  Co.  Incorporated,   Chase
                    Securities  Inc.  and  Goldman,  Sachs  &  Co.,  as  Initial
                    Purchasers   under  the  Certificate   Purchase   Agreement;
                    Wilmington  Trust Company,  not in its individual  capacity, but  solely  as Pass  Through  Trustee  for and on behalf of
                    Continental  Airlines Pass Through Trust 1997-1C-I-0 as Pass
                    Through  Trustee;  and  Wilmington  Trust  Company as Paying
                    Agent

          4.26      -- Escrow and Paying Agent  Agreement  (Class C-II) dated as of March  21,  1997  among  First  Security  Bank,  National
                    Association  as Escrow  Agent;  Credit  Suisse  First Boston
                    Corporation,  Morgan  Stanley  &  Co.  Incorporated,   Chase
                    Securities  Inc.  and  Goldman,  Sachs  &  Co.,  as  Initial
                    Purchasers   under  the  Certificate   Purchase   Agreement;
                    Wilmington  Trust Company,  not in its individual  capacity, but  solely  as Pass  Through  Trustee  for and on behalf of
                    Continental Airlines Pass Through Trust 1997-1C-II-0 as Pass
                    Through  Trustee;  and  Wilmington  Trust  Company as Paying
                    Agent

          4.27      -- Note Purchase  Agreement dated as of March 21, 1997 among
                    Continental Airlines, Inc., Wilmington Trust Company as Pass
                    Through  Trustee  under  each  of  the  Pass  Through  Trust
                    Agreements,   Wilmington  Trust  Company,  as  Subordination
                    Agent, First Security Bank, National Association,  as Escrow
                    Agent and Wilmington Trust Company as Paying Agent

        Exhibit
        Number                      Description of Exhibit
        ------                      ----------------------

          4.28      -- Form of Leased Aircraft Participation Agreement (included
                    as  Exhibit  A-1  to  Exhibit  4.27  to  this   Registration
                    Statement and incorporated herein by reference)

          4.29 -- Form of Lease (included as Exhibit A-2 to Exhibit 4.27 to this Registration Statement and incorporated herein by reference)

          4.30      -- Form of Leased  Aircraft  Indenture  (included as Exhibit
                    A-3 to Exhibit 4.27 to this Registration Statement and incorporated herein by reference)

          4.31      -- Form of Leased  Aircraft  Trust  Agreement  (included  as
                    Exhibit A-5 to Exhibit 4.27 to this Registration Statement and incorporated herein by reference)

          4.32      -- Form of Owned Aircraft Participation  Agreement (included
                    as  Exhibit  C-1  to  Exhibit  4.27  to  this   Registration
                    Statement and incorporated herein by reference)

          4.33      -- Form of Owned Aircraft Indenture (included as Exhibit C-2
                    to  Exhibit  4.27  to  this   Registration   Statement   and
                    incorporated herein by reference)

          4.34      -- Form of  Special  Participation  Agreement  (included  as
                    Exhibit D-1 to Exhibit 4.27 to this Registration Statement and incorporated herein by reference)

          4.35      -- Form of Special Lease (included as Exhibit D-2 to Exhibit
                    4.27 to this Registration Statement and incorporated herein by reference)

          4.36      -- Form of Special  Indenture  (included  as Exhibit  D-3 to
                    Exhibit 4.27 to this Registration Statement and incorporated herein by reference)

          4.37      -- Form of Special Trust Agreement  (included as Exhibit D-4
                    to  Exhibit  4.27  to  this   Registration   Statement   and
                    incorporated herein by reference)

          5.1 -- Opinion of Hughes Hubbard & Reed LLP relating to validity of New Certificates

          12.1      -- Computation of Ratio of Earnings to Fixed Charges

          23.1      -- Consent of Ernst & Young LLP

          23.2 -- Consent of Hughes Hubbard & Reed LLP (included in its opinion filed as exhibit 5.1)

          23.3      -- Consent of Aircraft Information Services, Inc.



        Exhibit
        Number                      Description of Exhibit
        ------                      ----------------------

          23.4      -- Consent of BK Associates, Inc.

          23.5      -- Consent of Morten Beyer and Associates, Inc.

          24.1      -- Powers of Attorney

          25.1 -- Statement of Eligibility of Wilmington Trust Company for the 1997-1A Pass Through Certificates, on Form T-1

          25.2 -- Statement of Eligibility of Wilmington Trust Company for the 1997-1B Pass Through Certificates, on Form T-1

          25.3 -- Statement of Eligibility of Wilmington Trust Company for the 1997-1-C-I Pass Through Certificates, on Form T-1

          25.4 -- Statement of Eligibility of Wilmington Trust Company for the 1997-1-C-II Pass Through Certificates, on Form T-1

          99.1      -- Form of Letter of Transmittal

          99.2      -- Form of Notice of Guaranteed Delivery

          99.3      -- Form of Letter to  Brokers,  Dealers,  Commercial  Banks,
                    Trust Companies and Other Nominees

          99.4      -- Form of Letter to Clients


                                   SIGNATURES

        Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on July 15, 1997.

                                  CONTINENTAL AIRLINES, INC.


                        By:        /s/ JEFFERY A. SMISEK
                           -----------------------------------
                                     Jeffery A. Smisek
                           Executive Vice President, General Counsel
                                       and Secretary


        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated, on July 15, 1997.

                   Signature                               Title
                   ---------                               -----

                       *                         Chairman of the Board and Chief
-----------------------------------------------    Executive Officer (Principal
               Gordon M. Bethune                   Executive Officer) and
                                                   Director

                       *                         Executive Vice President and
-----------------------------------------------    Chief Financial Officer
              Lawrence W. Kellner                  (Principal Financial Officer)

                       *                         Vice President and Controller
-----------------------------------------------    (Principal Accounting Officer
               Michael P. Bonds

                       *                         Director
-----------------------------------------------
            Thomas J. Barrack, Jr.

                       *                         President, Chief Operating
-----------------------------------------------    Officer and Director
             Gregory D. Brenneman

                       *                         Director
-----------------------------------------------
             Lloyd M. Bentsen, Jr.

                       *                         Director
-----------------------------------------------
                David Bonderman

                       *                         Director
-----------------------------------------------
                 Patrick Foley

                       *                         Director
-----------------------------------------------
            Douglas H. McCorkindale

                       *                         Director
-----------------------------------------------
              George G.C. Parker


                   Signature                               Title
                   ---------                               -----

                       *                         Director
-----------------------------------------------
               Richard W. Pogue

                       *                         Director
-----------------------------------------------
             William S. Price III

                       *                         Director
-----------------------------------------------
                Donald L. Sturm

                       *                         Director
-----------------------------------------------
             Karen Hastie Williams

                       *                         Director
-----------------------------------------------
              Charles A. Yamarone

*By:        /s/ JEFFERY A. SMISEK
    -----------------------------------
    Jeffery A. Smisek, Attorney-In-Fact

                                  EXHIBIT INDEX

             (The below-listed exhibits have been previously filed.)

        Exhibit
        Number                        Description of Exhibit
        ------                        ----------------------

          4.1       -- Form of New  7.461%  Continental  Airlines  Pass  Through
                    Certificate Series 1997-1A-0 (included in Exhibit 4.5)

          4.2       -- Form of New  7.461%  Continental  Airlines  Pass  Through
                    Certificate Series 1997-1B-0 (included in Exhibit 4.6)

          4.3       -- Form of New  7.420%  Continental  Airlines  Pass  Through
                    Certificate Series 1997-1C-I-0 (included in Exhibit 4.7)

          4.4       -- Form of New  7.420%  Continental  Airlines  Pass  Through
                    Certificate Series 1997-1C-II-0 (included in Exhibit 4.8)

          4.5       -- Pass Through Trust Agreement, dated as of March 21, 1997, between  Continental  Airlines,  Inc., and Wilmington  Trust
                    Company,  as Trustee,  made with respect to the formation of
                    Continental  Airlines Pass Through Trust,  Series  1997-1A-0
                    and the issuance of 7.461% Continental Airlines Pass Through
                    Trust,   Series   1997-1A-0   Pass   Through    Certificates
                    representing fractional undivided interests in the Trust

          4.6       -- Pass Through Trust Agreement, dated as of March 21, 1997, between  Continental  Airlines,  Inc., and Wilmington  Trust
                    Company,  as Trustee,  made with respect to the formation of
                    Continental  Airlines Pass Through Trust,  Series  1997-1B-0
                    and the issuance of 7.461% Continental Airlines Pass Through
                    Trust,   Series   1997-1B-0   Pass   Through    Certificates
                    representing fractional undivided interests in the Trust

          4.7       -- Pass Through Trust Agreement, dated as of March 21, 1997, between  Continental  Airlines,  Inc., and Wilmington  Trust
                    Company,  as Trustee,  made with respect to the formation of
                    Continental  Airlines Pass Through Trust, Series 1997-1C-I-0
                    and the issuance of 7.420% Continental Airlines Pass Through
                    Trust,   Series   1997-1C-I-0   Pass  Through   Certificates
                    representing fractional undivided interests in the Trust

          4.8       -- Pass Through Trust Agreement, dated as of March 21, 1997, between  Continental  Airlines,  Inc., and Wilmington  Trust
                    Company,  as Trustee,  made with respect to the formation of
                    Continental Airlines Pass Through Trust, Series 1997-1C-II-0
                    and the issuance of 7.420% Continental Airlines Pass Through
                    Trust,   Series   1997-1C-II-0  Pass  Through   Certificates
                    representing fractional undivided interests in the Trust

          4.9       -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1A-0,  as  Borrower  and ABN AMRO  Bank  N.V.,  Chicago
                    Branch as Liquidity Provider

          4.10      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1A-0,  as  Borrower  and ING  Bank  N.V.  as  Liquidity
                    Provider

          4.11      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1B-0,  as  Borrower  and ABN AMRO  Bank  N.V.,  Chicago
                    Branch as Liquidity Provider

        Exhibit
        Number                        Description of Exhibit
        ------                        ----------------------

          4.12      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1B-0,  as  Borrower  and ING  Bank  N.V.  as  Liquidity
                    Provider

          4.13      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1C-I-0,  as  Borrower  and ABN AMRO Bank N.V.,  Chicago
                    Branch as Liquidity Provider

          4.14      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1C-I-0,  as  Borrower  and ING Bank N.V.  as  Liquidity
                    Provider

          4.15      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1C-II-0,  as Borrower  and ABN AMRO Bank N.V.,  Chicago
                    Branch as Liquidity Provider

          4.16      -- Revolving Credit Agreement, dated March 21, 1997, between
                    Wilmington Trust Company, as Subordination Agent, as agent and trustee for the Continental Airlines Pass Through Trust
                    1997-1C-II-0,  as Borrower  and ING Bank N.V.  as  Liquidity
                    Provider

          4.17      -- Intercreditor Agreement dated as of March 21, 1997, among
                    Wilmington  Trust Company,  as Trustee under the Continental
                    Airlines Pass Through Trust 1997-1A-0,  Continental Airlines
                    Pass Through  Trust  1997-1B-0,  Continental  Airlines  Pass
                    Through  Trust  1997-1-C-I-0  and  Continental  Pass Through
                    Trust 1997-1C-II-0, ING Bank N.V. and ABN AMRO Bank N.V., as
                    Class A  Liquidity  Provider,  Class B  Liquidity  Provider,
                    Class C Liquidity Provider, and Wilmington Trust Company, as
                    Subordination Agent and Trustee

          4.18      -- Exchange and Registration  Rights Agreement,  dated as of
                    March 21, 1997, among Continental Airlines, Inc., Wilmington
                    Trust Company,  as Trustee under  Continental  Airlines Pass
                    Through Trust, Series 1997-1A-O,  Continental  Airlines Pass
                    Through Trust, Series 1997-1B-O,  Continental  Airlines Pass
                    Through Trust, Series 1997-1C-I-O, Continental Airlines Pass
                    Through Trust, Series 1997-1C-II-O,  and Credit Suisse First
                    Boston Corporation, Morgan Stanley & Co. Incorporated, Chase
                    Securities Inc. and Goldman, Sachs & Co.

          4.19      -- Deposit  Agreement  (Class A) dated as of March 21,  1997 between First Security Bank, National  Association as Escrow
                    Agent  under the  Escrow  and Paying  Agent  Agreement,  and
                    Credit Suisse First Boston, New York Branch, as Depositary

          4.20      -- Deposit  Agreement  (Class B) dated as of March 21,  1997 between First Security Bank, National  Association as Escrow
                    Agent  under the  Escrow  and Paying  Agent  Agreement,  and
                    Credit Suisse First Boston, New York Branch, as Depositary

          4.21 -- Deposit Agreement (Class C-I) dated as of March 21, 1997 between First Security Bank, National Association as Escrow
                    Agent  under the  Escrow  and Paying  Agent  Agreement,  and
                    Credit Suisse First Boston, New York Branch, as Depositary

        Exhibit
        Number                        Description of Exhibit
        ------                        ----------------------

          4.22 -- Deposit Agreement (Class C-II) dated as of March 21, 1997 between First Security Bank, National Association as Escrow
                    Agent  under the  Escrow  and Paying  Agent  Agreement,  and
                    Credit Suisse First Boston, New York Branch, as Depositary

          4.23      -- Escrow and Paying Agent  Agreement  (Class A) dated as of
                    March  21,  1997  among  First   Security   Bank,   National
                    Association  as Escrow  Agent;  Credit  Suisse  First Boston
                    Corporation,  Morgan  Stanley  &  Co.  Incorporated,   Chase
                    Securities  Inc.  and  Goldman,  Sachs  &  Co.,  as  Initial
                    Purchasers   under  the  Certificate   Purchase   Agreement;
                    Wilmington  Trust Company,  not in its individual  capacity, but  solely  as Pass  Through  Trustee  for and on behalf of
                    Continental  Airlines Pass Through  Trust  1997-1A-0 as Pass
                    Through  Trustee;  and  Wilmington  Trust  Company as Paying
                    Agent

          4.24      -- Escrow and Paying Agent  Agreement  (Class B) dated as of
                    March  21,  1997  among  First   Security   Bank,   National
                    Association  as Escrow  Agent;  Credit  Suisse  First Boston
                    Corporation,  Morgan  Stanley  &  Co.  Incorporated,   Chase
                    Securities  Inc.  and  Goldman,  Sachs  &  Co.,  as  Initial
                    Purchasers   under  the  Certificate   Purchase   Agreement;
                    Wilmington  Trust Company,  not in its individual  capacity, but  solely  as Pass  Through  Trustee  for and on behalf of
                    Continental  Airlines Pass Through  Trust  1997-1B-0 as Pass
                    Through  Trustee;  and  Wilmington  Trust  Company as Paying
                    Agent

          4.25      -- Escrow and Paying Agent Agreement (Class C-I) dated as of
                    March  21,  1997  among  First   Security   Bank,   National
                    Association  as Escrow  Agent;  Credit  Suisse  First Boston
                    Corporation,  Morgan  Stanley  &  Co.  Incorporated,   Chase
                    Securities  Inc.  and  Goldman,  Sachs  &  Co.,  as  Initial
                    Purchasers   under  the  Certificate   Purchase   Agreement;
                    Wilmington  Trust Company,  not in its individual  capacity, but  solely  as Pass  Through  Trustee  for and on behalf of
                    Continental  Airlines Pass Through Trust 1997-1C-I-0 as Pass
                    Through  Trustee;  and  Wilmington  Trust  Company as Paying
                    Agent

          4.26      -- Escrow and Paying Agent  Agreement  (Class C-II) dated as of March  21,  1997  among  First  Security  Bank,  National
                    Association  as Escrow  Agent;  Credit  Suisse  First Boston
                    Corporation,  Morgan  Stanley  &  Co.  Incorporated,   Chase
                    Securities  Inc.  and  Goldman,  Sachs  &  Co.,  as  Initial
                    Purchasers   under  the  Certificate   Purchase   Agreement;
                    Wilmington  Trust Company,  not in its individual  capacity, but  solely  as Pass  Through  Trustee  for and on behalf of
                    Continental Airlines Pass Through Trust 1997-1C-II-0 as Pass
                    Through  Trustee;  and  Wilmington  Trust  Company as Paying
                    Agent

          4.27      -- Note Purchase  Agreement dated as of March 21, 1997 among
                    Continental Airlines, Inc., Wilmington Trust Company as Pass
                    Through  Trustee  under  each  of  the  Pass  Through  Trust
                    Agreements,   Wilmington  Trust  Company,  as  Subordination
                    Agent, First Security Bank, National Association,  as Escrow
                    Agent and Wilmington Trust Company as Paying Agent

          4.28      -- Form of Leased Aircraft Participation Agreement (included
                    as  Exhibit  A-1  to  Exhibit  4.27  to  this   Registration
                    Statement and incorporated herein by reference)

        Exhibit
        Number                        Description of Exhibit
        ------                        ----------------------

          4.29 -- Form of Lease (included as Exhibit A-2 to Exhibit 4.27 to this Registration Statement and incorporated herein by reference)

          4.30      -- Form of Leased  Aircraft  Indenture  (included as Exhibit
                    A-3 to Exhibit 4.27 to this Registration Statement and incorporated herein by reference)

          4.31      -- Form of Leased  Aircraft  Trust  Agreement  (included  as
                    Exhibit A-5 to Exhibit 4.27 to this Registration Statement and incorporated herein by reference)

          4.32      -- Form of Owned Aircraft Participation  Agreement (included
                    as  Exhibit  C-1  to  Exhibit  4.27  to  this   Registration
                    Statement and incorporated herein by reference)

          4.33      -- Form of Owned Aircraft Indenture (included as Exhibit C-2
                    to  Exhibit  4.27  to  this   Registration   Statement   and
                    incorporated herein by reference)

          4.34      -- Form of  Special  Participation  Agreement  (included  as
                    Exhibit D-1 to Exhibit 4.27 to this Registration Statement and incorporated herein by reference)

          4.35      -- Form of Special Lease (included as Exhibit D-2 to Exhibit
                    4.27 to this Registration Statement and incorporated herein by reference)

          4.36      -- Form of Special  Indenture  (included  as Exhibit  D-3 to
                    Exhibit 4.27 to this Registration Statement and incorporated herein by reference)

          4.37      -- Form of Special Trust Agreement  (included as Exhibit D-4
                    to  Exhibit  4.27  to  this   Registration   Statement   and
                    incorporated herein by reference)

          5.1 -- Opinion of Hughes Hubbard & Reed LLP relating to validity of New Certificates

          12.1      -- Computation of Ratio of Earnings to Fixed Charges

          23.1      -- Consent of Ernst & Young LLP

          23.2 -- Consent of Hughes Hubbard & Reed LLP (included in its opinion filed as exhibit 5.1)

          23.3      -- Consent of Aircraft Information Services, Inc.

          23.4      -- Consent of BK Associates, Inc.


        Exhibit
        Number                        Description of Exhibit
        ------                        ----------------------

          23.5      -- Consent of Morten Beyer and Associates, Inc.

          24.1      -- Powers of Attorney

          25.1 -- Statement of Eligibility of Wilmington Trust Company for the 1997-1A Pass Through Certificates, on Form T-1

          25.2 -- Statement of Eligibility of Wilmington Trust Company for the 1997-1B Pass Through Certificates, on Form T-1

          25.3 -- Statement of Eligibility of Wilmington Trust Company for the 1997-1-C-I Pass Through Certificates, on Form T-1

          25.4 -- Statement of Eligibility of Wilmington Trust Company for the 1997-1-C-II Pass Through Certificates, on Form T-1

          99.1      -- Form of Letter of Transmittal

          99.2      -- Form of Notice of Guaranteed Delivery

          99.3      -- Form of Letter to  Brokers,  Dealers,  Commercial  Banks,
                    Trust Companies and Other Nominees

          99.4      -- Form of Letter to Clients
